UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2019

Apellis Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38276	27-1537290
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 Westwind Way, Suite A Crestwood, KY		40014
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (502) 241-4114

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	APLS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Apellis Pharmaceuticals, Inc. (the “Company”) held its Annual Meeting of Stockholders on June 18, 2019. The following is a summary of the matters voted on at that meeting.

(a)

The stockholders of the Company elected A. Sinclair Dunlop and Alec Machiels as class II directors, each for a three-year term ending at the annual meeting of stockholders to be held in 2022. The results of the stockholders’ vote with respect to the election of the class II directors were as follows:

Name	For	Withheld	Broker Non-Votes
A. Sinclair Dunlop	39,310,059	4,574,084	6,243,488
Alec Machiels	39,371,580	4,512,563	6,243,488

(b)

The stockholders of the Company ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The results of the stockholders’ vote with respect to such ratification were as follows:

For	Against	Abstain	Broker Non-Votes
50,000,793	283	126,555	—

(c)

The stockholders of the Company approved the advisory vote on the compensation of the Company’s named executive officers. The results of the stockholders’ vote with respect to the advisory proposal were as follows:

For	Against	Abstain	Broker Non-Votes
43,532,878	223,031	128,233	6,243,489

(d)

The stockholders of the Company held an advisory vote on the frequency of future executive compensation advisory votes. The results of the stockholders’ vote with respect to the advisory proposal were as follows:

Every 1 Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
41,583,274	2,801	49,342	2,248,725	6,243,489

After taking into consideration the foregoing voting results and the prior recommendation of the Company’s Board of Directors in favor of an annual advisory stockholder vote on the compensation of the Company’s named executive officers, the Board of Directors intends to hold future executive compensation advisory votes every year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apellis Pharmaceuticals, Inc.

Date: June 21, 2019	By:	/s/ Cedric Francois
Cedric Francois, M.D., Ph.D.
President and Chief Executive Officer